THE
                                    OLSTEIN
                                     FUNDS

                                      THE
                                    OLSTEIN
                                   FINANCIAL
                                     ALERT
                                      FUND

                               SEMI-ANNUAL REPORT
                               February 28, 2001

President's Message                                              March 12, 2001

                         THE DEFINITION OF A VALUE FUND

Dear Shareholders:

The media, the general public, and most investors have a concept of value funds that has more tentacles than an octopus. The thought process of a value investor starts with the basic premise that stocks are not lottery tickets, but represent ownership interests in real businesses. Our simple definition of a value investor is one who attempts to buy stocks selling at a discount to the intrinsic value of the underlying businesses. Good minds may differ as to what that value may be, but any fund not paying attention to value (momentum funds or crowd psychology funds) is relying on the foolishness of other investors to make money. I prefer to call those funds "overvalued funds".

The ability to predict the psychology of crowds that act foolishly for the purposes of consistently making money over long periods of time, is a high-risk endeavor with a minimal chance of success. We believe only a very small minority can be successful at this greater fool's game, with the overwhelming majority of momentum investors becoming the proverbial fool who is left holding the bag. In our shareholder letters dating back to mid 1999, we expressed our concern about the risks being taken by investors participating in to the speculative binge in technology and Internet stocks. The fantasy market gave rise to fantasy companies, where management earned money from investors rather than for investors. Any knowledgeable investment professional looking at the expectations and pronouncements of the "bubble meisters" should have identified the business model as akin to a third grade fantasy being substantiated by investment bankers who were being compensated for perpetuating the myth. Unfortunately, as usual, greed and emotion overtook sound reasoning resulting in fortunes being flushed down the drain.

WHAT IS A VALUE FUND?

We believe that a value fund, pure and simple, should buy stocks representing ownership interests in real businesses, that are believed to be undervalued based on the company's expected ability to generate excess cash flow that can exceed the cash flow that would be earned from an investment in short-term U.S. Treasury securities. The value is calculated by determining the premium excess cash flow yield (excess cash flow per share divided by price per share) an investor should seek over short-term U.S. Treasury securities to compensate for the risk of owning an equity security. The excess cash flow can be generated from the basic operating business, selling mispriced assets or a combination of both. Mispriced assets can include intangible assets such as franchises, trademarks, patents, goodwill, etc.

The increase in market volatility over the past 10 years has been associated with a fundamental weakness in the way stocks are valued, and increased risk.
We believe that the volatility has skyrocketed as a result of the greatly increased minute-by-minute media coverage of business related news. The daily information explosion, in conjunction with increased participation in the market by the general public (via on-line trading) has resulted in wavering interpretations on business values based on the latest news. As a result of our longer-term view with regard to business valuations, we associate the increased volatility with increased opportunity, not increased risk. At any point in time, a stock price represents the investment public's expectation and valuation (based on the information available through news, shareholder releases, the media, SEC documents, etc.) of the future prospects of a company. The general public and most analysts are too reactive to the day-to-day and quarter-to-quarter gyrations of the information provided. Valuations of businesses do not change every minute based on the latest analyst report or news headline. The real key in making money is to monitor the information available, know how to correctly interpret the information ahead of the mass of investors, and predict a change in their expectations.

Value funds aim to take advantage of misperceived crowd psychology, which causes investors to abandon and ignore valuable businesses, as they seek short-term fortunes in current market fads. At other times, value is created by temporary problems surrounding a specific company, an industry or the markets in general. Any negativity, which is usually highlighted prominently by the analytical community and the media, goes against the investment crowd's desire for instantaneous gratification, resulting in a mass exodus from these stocks. Unfortunately, value is usually associated with some type of pessimism and requires patience for the pessimism to lift. Any fund manager who does not understand that stocks represent ownership interests in real business that must be valued on a 3 to 5 year time horizon rather than a 3 to 5 day horizon, is playing at a disadvantage to true value funds.

It is just as important in value investing to know when to sell a security. As we previously mentioned, the share price of a stock represents the expectations of the investment masses (the market) as to future profitability. When the price of an individual security reaches a level where it is not anticipated that the underlying business can provide a rate of return in excess of U.S. Treasury securities, the stock should be sold.

WHEN DOES A FUND BECOME AN OVERVALUED FUND?

The three most important factors we consider when purchasing stocks for our portfolio are price, price, and price. Whether a fund's portfolio specializes in growth, cyclical, technology, large cap, small cap or all cap companies, a value manager must pay strict attention to the valuation of companies in the portfolio. To reiterate, we believe that any fund that does not pay attention to valuation should be named an "overvalued fund". Thus, the most important delineation that must be stated by a fund, is whether or not the fund has a philosophy of buying undervalued companies (according to some variant of a discounted excess cash flow model), or if the fund buys and sells stocks to take advantage of the market's intermittent bouts of greed and fear.

It is even more important that funds currently classified as "growth funds" declare if the growth is valued according to a model of discounted excess cash flow or if they believe you can buy a good company at "any price". Many well-respected investment professionals believed that you could pay any price for growth. When the recent stock market bubble burst, the funds that thought you could pay any price for growth, left their investors with sizeable losses that could take many years to overcome. The Olstein Financial Alert Fund includes growth as a component in its definition of value, and will pay more for excess cash flow that grows than it will for stagnant excess cash flow. However, we will not pay any price for a great "growth company". We value growth companies according to the same methodology as we use to value cyclical companies.

There is also a large misperception throughout the investment community that you cannot make money or find value in slow growing or non-growing excess cash flow companies. The Fund has had remarkable success in the non-growth/cyclical sectors because of these misperceptions. Excess cash flow companies that are not growing sales can become growth companies by purchasing their stock in the open market at bargain basement prices. The very process of retiring shares at low prices creates earnings per share growth.

We believe investors who buy the cash flow of a company at a stock price that has the potential to yield a premium to 3 to 5 year U.S. Treasury securities, have the ability to earn above average returns as long as they exercise patience. Unfortunately, mispriced securities whose cash flow yields exceed U.S. Treasury securities by significant margins, are usually experiencing problems or going through periods of negative psychology. It is now the portfolio manager's job to determine whether the problems are temporary or permanent, and whether or not the negative psychology is warranted or unfounded. Mispriced securities rarely turn around overnight, as crowd misperceptions are slow to change. However, the patient investor who correctly anticipates the turn in a company's excess cash flow, or spots the misperceptions of the masses, can earn above average returns over the long run. It is very difficult to look at a company in an environment that is outwardly negative, and bet against the crowd on a change that is expected to take place over the next 3 to 5 years. Below average performance can occur during these periods of negative crowd psychology. It would be much easier to buy stocks that are currently enjoying positive psychology. Yet, the positive psychology, upward price momentum and difficulty in seeing an end to the good times, in combination with a belief that one can pay any price for growth, are some of the factors that contribute to speculative bubbles. Stock prices should eventually reflect the inherent (true) value of a business as defined by excess cash flow. The real advantage of long-term value investing is that future foolishness is not required for a value investor to make a profit. The rewards of value investing are earned by correctly predicting intrinsic profitability and wealth generation, as opposed to predicting extrinsic Wall Street fads and fashions.

Momentum investors who trade in overvalued stocks based on crowd psychology are in essence engaging in a game equivalent to Russian Roulette, hoping the bullet is not fired at them. Momentum investors, as a group, cannot earn more from a stock than the real increase in the underlying business fundamentals as defined by cash flow generation. As we said before, security prices will eventually reflect the intrinsic generation of net worth within the business. Thus, a momentum investor who has made an excess profit in overvalued stocks during 1999 and early 2000 has profited at the expense of another momentum investor who agreed to buy the first investor out at a ridiculous price. Senior members of the Wall Street community engaged in such activity over the past two years. These pundits made incredulous statements such as "Cisco is cheap at 150 times earnings"; "you never sell a growth stock no matter what the price"; or "selling good companies at any price is the equivalent of selling a Matisse painting".

NEGATIVE CROWD PSYCHOLOGY ALLOWS US TO PAY THE RIGHT PRICE

Three years ago, after the Asian Crisis, we were finding values in oil drilling stocks when oil was selling at $10.00 a barrel and oil rigs were coming off lease. We were effectively buying the drilling rigs at 20% of salvage value. Although we did not know the timing, we were of the belief that oil was not going to disappear and the process of removing the rigs and placing them in dry-dock would result in a decline in oil production. When the demand picked up, excess inventories would be eaten up first, prices would then pick up and the demand for rigs would follow. Our methodology was to buy the drilling companies that had sound balance sheets, little debt and were generating excess cash flow, despite the negative environment. Buying well-capitalized excess cash flow companies gave us the time we needed to ride out the storm until the fundamentals changed. The eye of the hurricane enabled us to pay the right prices for the drilling stocks. Although the terrain in 1998 was rocky for quite some time (resulting in short-term underperformance for the Fund), we sold these stocks during 2000 for substantial gains on our average investment, making the wait worthwhile. We experienced a similar scenario in 1998 with semiconductor equipment stocks. We continued buying these securities as their prices declined further from our calculation of private market value, again resulting in short-term underperformance. It is important to note that although, we sold the semiconductor equipment stocks in late 1999 and early 2000 at substantial gains, many of these stocks rose another 50% to 100% after we sold them. While upset that our strict sell discipline based on valuation caused us to miss some of the euphoria that developed during the first three months of 2000, we are glad that we missed the subsequent sharp declines as the year progressed.

In our opinion, the current negative psychology surrounding technology in general, is overdone when one considers the three to five year time horizon. We believe that there will be significant requirements for increased bandwidth, storage and networking capacity in the United States and worldwide. In addition, the Internet infrastructure is not even 50% complete. Wall Street's euphoria over the first phase of the explosion in the Internet and bandwidth capacity allowed certain companies to exist that had bad business plans. The unfounded over-optimism of the past two years has resulted in excess inventories, layoffs and an economic slowdown. There are many companies with bad business plans and flawed cash flow forecasts that will fall by the wayside. There are also many large cap companies that have experienced significant price declines that are not yet undervalued. On the other hand, our research indicates that there are many companies in the technology area whose prices have declined to levels that represent an overreaction to the current doom and gloom. Some of the stock prices have fallen so far, that we believe there are similar opportunities in certain technology securities that resemble prices and opportunities that existed during the 1998 Asian Economic Crisis. We are cognizant that the Fund may go through a period of temporary underperformance as we buy technology companies at prices that we believe are at bargain basement levels, yet fall further than we envision as the former momentum players vacate the premises. But, we believe that timing the turnaround and determining bottoms is an impossible task. Our timing is paying the right price and buying a company at a discount to our assessment of private market value. We keep cash on the sidelines to continue buying additional shares of securities that become even more undervalued as the fear segment of the fear/greed pendulum swings further into the fear mode.

DISCUSSION OF SELECTED PORTFOLIO HOLDINGS

We believe many technology companies specializing in the semiconductor, optics and networking fields are underpriced, yet at the same time have the excess cash flow and conservative capitalization to ride out the current storm. The current prices of these securities should help the Fund to achieve its objective of long-term capital appreciation, when investors eventually realize that the current pessimism and temporary problems are being over-emphasized in these securities. We do not expect past meteoric market rates of return either in the technology shares or markets in general to reemerge. However, we are hopeful that if we pay the right price for stocks in our portfolio, we can continue to achieve the Fund's objective of long-term capital appreciation. Recent purchases away from the technology area in which some of our values are beginning to get recognized, include Brunswick Corp. (boat & leisure time company), The New York Times and Zale Corp. (jewelry retailer). In addition, the Fund has made above average returns on the bricks and mortar retailers we purchased a little more than a year ago when the consensus opinion was that Internet shopping was going to dominate the economy.

Value investing sometimes involves periods of underperformance but we continue to believe that the desire to be right all of the time (momentum investing) decreases your chances of being right over time. Just one year ago, people wanted to own companies they thought would grow forever and the price paid for this growth was of secondary importance. We never subscribed to that philosophy. Today that theory has turned 180 degrees. The price one pays for a company's future earnings prospects is now being valued again, rather than the brightness of the company's business plan.

COMMONLY ASKED QUESTIONS ABOUT VALUE INVESTING:

Q) Is value investing ever out of style?

A) Value Investing can never be out of style. What the media means by value investing being out of style is that funds with momentum styles are temporarily outperforming funds that pay attention to value. The basic process of value investing requires stocks or groups of stocks to underperform or have misperceptions about the future. The pessimism surrounding these securities creates the low prices, which in turn should create value. Value investors need groups of stocks to be out of the limelight and underperform in order to set up the opportunity to potentially outperform the momentum investors over time. The increase in media coverage of the day-to-day gyrations of the stock market, has produced a mass of investors who shift from style to style, in the same vein as road rage drivers who constantly change lanes yet end up behind the driver who stayed the course. No discipline can work all of the time. A good value investor is actually earning money for its shareholders during periods of underperformance and negative psychology because stocks are being purchased that are declining into the value fund's purchase parameters. When value investors are being congratulated and recognized by the press for their performance, it is usually the result of decisions that were made during prior periods of underperformance and negative psychology.

Q) Can you time value?

A) Absolutely not. The value is the timing. Earlier this year, the Fund owned Shaw Industries, a leading carpet company, which was purchased at about $13.00 per share. At the time Shaw was purchased, we believed the stock was worth $20.00 per share, (based on future cash flows) with long-term appreciation expected from our calculation of private market value. Many analysts agreed with us about the $20.00 valuation but advised investors not to purchase Shaw Industries for about a year until the earnings turned around. Shaw was experiencing what we believed was a temporary earnings downturn. However, we also believed that the temporary earnings downturn enabled the Fund to purchase a stock we believed was worth $20.00 per share for $12.00 per share. Unfortunately for the analysts, an investor named Warren Buffet did not worry about the timing and had a time horizon, which extended well into the future.
He made a tender offer for the outstanding shares of Shaw Industries at $19.25 per share. Mr. Buffet took advantage of the current price, which he believed would provide his company with above average returns over the long run, despite the current negative psychology and earnings downturn. It is amazing to me that analysts seek to time value. The only reason an investor is able to purchase a stock at a discount is that bad news or negative market psychology is being overly emphasized. Once the turnaround occurs the stock reacts instantaneously. If you wait for the catalyst, you usually purchase a stock at its full value.

Q) How can you be a value fund if your turnover is over 150% a year?

A) The turnover is created by understanding the value of each company in our portfolio and by the volatility of the modern day markets. If we buy a company at $10.00 per share with a two year price objective of $15.00 and the stock reaches $14.00, within two weeks we are going to take money off the table to buy a stock with a 30% discount rather than a 10% discount. We believe the buy and hold philosophy is more risky today than turning over securities which reach long-term price objectives in short periods of time because of the madness of crowds. A lot of amateurs have entered the market in the past five years creating hyper volatility. However, we will adhere to strict risk/reward criteria regardless of volatility. When stocks reach prices in which our risk/reward equation tilts toward risk, we sell. The long-term holders in great companies such as Cisco, Microsoft, Sun Microsystems, which eventually reached unrealistic prices are currently wishing their funds had more turnover.

Q) Can the Fund become more tax efficient and reduce taxable income to shareholders?

A) Absolutely! We can purchase overvalued stocks, lose money and reduce your tax bill to zero. On a serious note, we always review the tax implications of investment decisions, but will never allow tax decisions to take precedence over investment decisions. If we were to hold overvalued stocks in the portfolio to avoid paying taxes, we would run the risk of losing your capital. Although, this policy would accomplish your no taxation expectations, it may also leave your wallet empty. We would rather field questions in regard to shareholder frustration over the Fund's tax bill, than answer questions about poor investment performance. Any fund promising tax efficiency without discussing the risk of this policy is akin to a dating service that promises high fashion models who will marry you, idolize you, financially support you, bring up the kids and be homemakers. The volatility in today's markets renders the goals of maximum tax efficiency combined with above average pre-tax investment performance and limited risk to be conflicting expectations. Be assured that at all times we consider the tax implications of our investment decisions.
However, the potential loss of capital must always be considered first.

A chart appears below illustrating, on a quarterly basis, the return of a hypothetical $10,000 investment made at the Fund's inception (assumes all distributions were reinvested and no shares were redeemed). Remember, the Fund's management has a material equity investment along side its shareholders. We value our shareholders and appreciate your trust.

Sincerely,

/s/Robert A. Olstein

Robert A. Olstein
President

                     VALUE OF SHARES                      VALUE OF SHARES
                        OWNED, IF                            OWNED, IF
                   INITIAL INVESTMENT                    INITIAL INVESTMENT
        DATE           WAS $10,000           DATE           WAS $10,000
        ----       ------------------        ----        ------------------
       9/21/95          $10,000             6/30/98           $18,468
       9/30/95           10,010             9/30/98            15,499
      12/31/95           10,261            12/31/98            19,788
       3/31/96           10,882             3/31/99            20,717
       6/30/96           11,462             6/30/99            25,365
       9/30/96           11,713             9/30/99            23,675
      12/31/96           12,760            12/31/99            26,692
       3/31/97           13,327             3/31/00            28,170
       6/30/97           14,602             6/30/00            28,899
       9/30/97           17,250             9/30/00            30,596
      12/31/97           17,205            12/31/00            30,142
       3/31/98           19,851             3/31/01            30,207

    Past performance does not guarantee future results. The above chart pertains to the Fund's Class C share, and assumes no redemptions. Redemptions of Class C shares may be subject to a contingent deferred sales charge ("CDSC") if made within two years of purchase. The Fund's Class C share average annual return from inception, and for the five-year and one-year periods ended 3/31/01, assuming deduction of the Fund's maximum CDSC of 2.5% for the one-year period was 22.12%, 22.65%, and 4.73% respectively. The principal value and return of an investment in the Fund may fluctuate with market conditions so that shares, when redeemed, may be worth more or less than their original purchase price.

Schedule of Investments                            February 28, 2001 (Unaudited)

                                                     Shares           Value
                                                     ------           -----
COMMON STOCKS - 92.8%

  AEROSPACE - 0.8%
     Herley Industries, Inc. *<F1>                    267,400     $  3,944,150
     Woodward Governor Company                          9,300          520,219
                                                                  ------------
                                                                     4,464,369
                                                                  ------------

  AIR TRANSPORTATION - 1.5%
     Delta Air Lines, Inc.                            211,100        8,891,532
                                                                  ------------

  AUTOS & TRUCKS - 2.0%
     Delphi Automotive Systems
       Corporation                                    287,135        4,028,504
     Thor Industries, Inc.                            307,500        7,586,025
                                                                  ------------
                                                                    11,614,529
                                                                  ------------

  BANKING - 3.6%
     Bank of America Corporation                      193,000        9,640,350
     Citigroup Inc.                                    82,666        4,065,514
     First Union Corporation                          120,000        3,884,400
     Wachovia Corporation                              52,400        3,308,536
                                                                  ------------
                                                                    20,898,800
                                                                  ------------

  BUILDING & HOUSING - 3.1%
     Del Webb Corporation *<F1>                       166,400        4,808,960
     Fleetwood Enterprises, Inc.                      435,700        5,250,185
     Simpson Manufacturing
       Co., Inc. *<F1>                                107,300        5,348,905
     Skyline Corporation                              106,100        2,594,145
                                                                  ------------
                                                                    18,002,195
                                                                  ------------

  BUSINESS MACHINES & SOFTWARE - 2.0%
     Adobe Systems Incorporated                       107,500        3,124,219
     Computer Network
       Technology Corporation *<F1>                   474,300        5,839,819
     General Magic, Inc. *<F1>                      1,565,400        2,397,019
                                                                  ------------
                                                                    11,361,057
                                                                  ------------

  BUSINESS SERVICES - 1.4%
     Insurance Auto Auctions, Inc. *<F1>              183,400        2,452,975
     Kelly Services, Inc. - Class A                   200,500        5,313,250
                                                                  ------------
                                                                     7,766,225
                                                                  ------------

  COMMUNICATIONS & MEDIA - 0.9%
     USA Networks, Inc. *<F1>                         230,500        5,431,156
                                                                  ------------

  CONSUMER PRODUCTS - 5.8%
     Callaway Golf Company                            160,000        3,848,000
     Fortune Brands, Inc.                             200,000        6,756,000
     Gemstar-TV Guide
       International, Inc. *<F1>                      126,348        5,717,247
     Hasbro, Inc.                                     291,000        3,573,480
     Mattel, Inc.                                     810,500       13,746,080
                                                                  ------------
                                                                    33,640,807
                                                                  ------------

  CONTAINERS - 0.0%
     Sealed Air Corporation *<F1>                       5,000          195,750
                                                                  ------------

  DIVERSIFIED MANUFACTURING - 0.8%
     Trinity Industries, Inc.                         196,500        4,321,035
                                                                  ------------

  DRUGS - 2.7%
     American Home Products
       Corporation                                    102,400        6,325,248
     Charles River Laboratories
       International, Inc. *<F1>                      180,000        4,356,000
     Diversa Corporation *<F1>                        145,000        2,211,250
     3 Dimensional
       Pharmaceuticals, Inc. *<F1>                    242,700        2,578,687
                                                                  ------------
                                                                    15,471,185
                                                                  ------------

  ELECTRICAL EQUIPMENT - 6.0%
     American Power Conversion
       Corporation *<F1>                              699,600        8,526,375
     AMETEK, Inc.                                     115,000        3,174,000
     C&D Technologies, Inc.                            90,000        2,970,000
     Diebold, Incorporated                            283,000        7,853,250
     Emerson Electric Co.                             114,000        7,626,600
     Keithley Instruments, Inc.                       140,000        3,252,200
     Tektronix, Inc. *<F1>                             60,000        1,481,400
                                                                  ------------
                                                                    34,883,825
                                                                  ------------

  ELECTRONICS - 4.2%
     Amphenol Corporation -
       Class A *<F1>                                  200,000        7,140,000
     CTS Corporation                                  163,600        5,595,120
     Littelfuse, Inc. *<F1>                           180,300        4,451,156
     Technitrol, Inc.                                 200,000        6,970,000
                                                                  ------------
                                                                    24,156,276
                                                                  ------------

  ENTERTAINMENT & LEISURE - 3.6%
     Brunswick Corporation                            414,900        8,833,221
     Metro-Goldwyn-Mayer Inc. *<F1>                   213,100        4,097,913
     Park Place Entertainment
       Corporation *<F1>                              379,400        4,230,310
     WMS Industries Inc.                              183,800        3,385,596
                                                                  ------------
                                                                    20,547,040
                                                                  ------------

  FINANCIAL SERVICES - 1.9%
     The John Nuveen Company -
       Class A                                         83,000        4,535,950
     PNC Financial Services Group                      88,500        6,150,750
                                                                  ------------
                                                                    10,686,700
                                                                  ------------

  FOOD, BEVERAGES & TOBACCO - 0.8%
     Interstate Bakeries Corporation                  188,800        3,088,768
     Ravenswood Winery, Inc. *<F1>                    100,000        1,500,000
                                                                  ------------
                                                                     4,588,768
                                                                  ------------

  FURNITURE & FIXTURES - 5.9%
     American Woodmark
       Corporation                                    328,100        6,438,962
     Ethan Allen Interiors Inc.                       280,150        9,513,894
     Furniture Brands
       International, Inc. *<F1>                      397,500        9,758,625
     La-Z-Boy Incorporated                            187,200        2,976,480
     Stanley Furniture
       Company, Inc. *<F1>                            218,900        5,609,313
                                                                  ------------
                                                                    34,297,274
                                                                  ------------

  INSURANCE - 1.1%
     UnumProvident Corporation                        245,000        6,411,650
                                                                  ------------

  MACHINERY - INDUSTRIAL - 5.2%
     Ampco-Pittsburgh Corporation                     139,500        1,715,850
     Baldor Electric Company                          126,600        2,658,600
     CLARCOR Inc.                                      92,000        2,254,000
     Ingersoll-Rand Company                           103,600        4,491,060
     Kaydon Corporation                               198,500        5,039,915
     The Manitowoc Company, Inc.                      250,600        7,066,920
     StaCon Technology
       Corporation *<F1>                              280,900        3,019,675
     Tecumseh Products Company -
       Class A                                         34,500        1,750,875
     Tecumseh Products Company -
       Class B                                         42,400        2,032,550
                                                                  ------------
                                                                    30,029,445
                                                                  ------------

  MARKETING - 0.5%
     ValueVision International,
       Inc. - Class A *<F1>                           187,900        2,865,475
                                                                  ------------

  METALS & MINERALS - 1.0%
     AK Steel Holding Corporation                     601,900        5,736,107
                                                                  ------------

  OIL & GAS SERVICES - 1.0%
     Tesoro Petroleum Corporation *<F1>               432,900        5,471,856
                                                                  ------------

  PAPER & FOREST PRODUCTS - 1.6%
     Boise Cascade Corporation                        280,000        8,982,400
                                                                  ------------

  PRINTING & PUBLISHING - 1.9%
     The New York Times
       Company - Class A                              229,300       10,135,060
     The Reader's Digest
       Association, Inc. - Class B                     32,700          925,410
                                                                  ------------
                                                                    11,060,470
                                                                  ------------

  RAILROADS - 0.3%
     Florida East Coast Industries,
       Inc. - Class A                                  47,200        1,616,600
                                                                  ------------

  RESTAURANTS - 1.8%
     IHOP Corp. *<F1>                                 309,700        6,345,753
     Wendy's International, Inc.                      160,000        3,960,000
                                                                  ------------
                                                                    10,305,753
                                                                  ------------

  RETAIL & WHOLESALE TRADE - 8.4%
     AnnTaylor Stores Corporation *<F1>                25,000          645,750
     Federated Department
       Stores, Inc. *<F1>                             106,000        5,125,100
     J. C. Penney Company, Inc.                     1,057,700       17,113,586
     The May Department Stores
       Company                                         43,000        1,702,370
     Ross Stores, Inc.                                380,300        7,986,300
     The Stride Rite Corporation                    1,058,800        7,972,764
     The TJX Companies, Inc.                           28,000          856,240
     Zale Corporation *<F1>                           225,000        7,078,500
                                                                  ------------
                                                                    48,480,610
                                                                  ------------

  SEMICONDUCTORS - 14.3%
     Atmel Corporation *<F1>                          586,000        6,153,000
     Cypress Semiconductor
       Corporation *<F1>                              700,000       13,706,000
     International Rectifier
       Corporation *<F1>                              437,000       14,421,000
     Lattice Semiconductor
       Corporation *<F1>                              433,000        8,010,500
     LSI Logic Corporation *<F1>                      830,000       13,371,300
     National Semiconductor
       Corporation *<F1>                              595,000       12,149,900
     Spectrum Control, Inc. *<F1>                     264,700        2,150,687
     TriQuint Semiconductor, Inc. *<F1>               335,000        6,092,813
     Veeco Instruments Inc. *<F1>                     175,700        6,621,694
                                                                  ------------
                                                                    82,676,894
                                                                  ------------

  TELECOMMUNICATIONS EQUIPMENT - 2.2%
     Acterna Corporation *<F1>                        193,000        1,712,875
     Corning Incorporated                             220,000        5,962,000
     Tellabs, Inc. *<F1>                              115,000        5,009,687
                                                                  ------------
                                                                    12,684,562
                                                                  ------------

  TEXTILES & APPAREL - 3.2%
     Liz Claiborne, Inc.                              110,600        5,386,220
     Mohawk Industries, Inc. *<F1>                    352,100       10,545,395
     V. F. Corporation                                 73,700        2,659,833
                                                                  ------------
                                                                    18,591,448
                                                                  ------------

  TRANSPORTATION EQUIPMENT - 1.6%
     Arkansas Best Corporation *<F1>                  567,200        9,500,600
                                                                  ------------

  TRAVEL & RECREATION - 1.0%
     Winnebago Industries, Inc.                       334,700        5,689,900
                                                                  ------------

  US ROYALTY TRUSTS - 0.2%
     Texas Pacific Land Trust                          32,500        1,257,750
                                                                  ------------

  WASTE MANAGEMENT - 0.5%
     Allied Waste Industries, Inc. *<F1>              175,000        2,826,250
                                                                  ------------

          TOTAL COMMON STOCKS
            (Cost $515,868,738)                                    535,406,293
                                                                  ------------

SHORT-TERM INVESTMENTS - 10.0%

  MUTUAL FUNDS - 0.2%
     Firstar Institutional Money
       Market Fund                                    957,512          957,512
                                                                  ------------

                                                   Principal
                                                    Amount            Value
                                                    ------            -----
  U.S. GOVERNMENT AGENCY
    OBLIGATIONS - 9.8%
     Federal Home Loan Bank:
       5.18%, 3/01/2001                           $16,300,000       16,300,000
       6.35%, 3/02/2001                            20,000,000       19,997,122
     Federal Home Loan
       Mortgage Corporation,
       5.18%, 3/09/2001                            20,600,000       20,577,248
                                                                  ------------
          TOTAL U.S. GOVERNMENT
            AGENCY OBLIGATIONS                                      56,874,370
                                                                  ------------
          TOTAL SHORT- TERM INVESTMENTS
            (Cost $57,831,882)                                      57,831,882
                                                                  ------------
TOTAL INVESTMENTS - 102.8%
  (COST $573,700,620)                                              593,238,175
                                                                  ------------
LIABILITIES, LESS
  OTHER ASSETS - (2.8)%                                            (15,949,964)
                                                                  ------------
NET ASSETS - 100.0%                                               $577,288,211
                                                                  ------------
                                                                  ------------

*<F1>  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities                February 28, 2001 (Unaudited)

ASSETS:
   Investments, at value (cost $573,700,620)                      $593,238,175
   Receivable for investments sold                                   5,533,618
   Capital shares sold                                               4,204,895
   Dividends and interest receivable                                   665,664
   Other assets                                                         89,244
                                                                  ------------
          Total Assets                                             603,731,596
                                                                  ------------

LIABILITIES:
   Payable for securities purchased                                 24,308,665
   Capital shares redeemed                                             595,567
   12b-1 fee payable                                                   861,562
   Payable to Adviser                                                  453,114
   Accrued expenses and other liabilities                              224,477
                                                                  ------------
          Total Liabilities                                         26,443,385
                                                                  ------------
NET ASSETS                                                        $577,288,211
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
   Capital stock                                                  $522,863,003
   Accumulated undistributed net realized gain on investments
     sold and securities sold short                                 34,887,653
   Net unrealized appreciation on
     investments                                                    19,537,555
                                                                  ------------
          Total Net Assets                                        $577,288,211
                                                                  ------------
                                                                  ------------

CLASS C:
   Net Assets                                                     $510,902,737
   Shares outstanding of beneficial interest,
     $0.001 par value                                               35,827,765

   Net asset value and offering price per share                         $14.26
                                                                        ------
                                                                        ------

ADVISER CLASS:
   Net Assets                                                      $66,385,474
   Shares outstanding of beneficial interest,
     $0.001 par value                                                4,597,263

   Net asset value and offering price per share                         $14.44
                                                                        ------
                                                                        ------

    The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                   For the
                                                               Six Months Ended
                                                              February 28, 2001
                                                              -----------------
                                                                 (Unaudited)
Investment Income:
   Interest income                                                $2,130,331
   Dividend income                                                 2,751,141
                                                                  ----------
          Total investment income                                  4,881,472
                                                                  ----------

EXPENSES:
   Investment management fee                                       2,534,787
   Distribution expense - Class C                                  2,377,357
   Distribution expense - Adviser Class                               39,358
   Administration fee                                                159,555
   Shareholder servicing and accounting costs                        120,796
   Custody fees                                                       36,480
   Federal and state registration                                     41,260
   Professional fees                                                  28,697
   Reports to shareholders                                             8,520
   Trustees' fees and expenses                                        11,897
   Other                                                              26,719
                                                                  ----------
          Total expenses                                           5,385,426
                                                                  ----------
          Net investment loss                                       (503,954)
                                                                  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

   Realized gain (loss) on:
     Long transactions                                            42,936,298
     Short transactions                                              (26,018)

   Change in unrealized appreciation/depreciation on:
     Investments                                                 (33,623,348)
     Short positions                                                (187,914)
                                                                  ----------
   Net realized and unrealized gain on investments                 9,099,018
                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $8,595,064
                                                                  ----------
                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                              For the
                                          Six Months Ended   For the Year Ended
                                         February 28, 2001     August 31, 2000
                                         -----------------     ---------------
                                            (Unaudited)
OPERATIONS:
   Net investment loss                     $   (503,954)        $ (1,709,938)

   Net realized gain (loss):
       Long transactions                     42,936,298           82,074,948
       Short transactions                       (26,018)          (1,922,827)

   Change in unrealized
     appreciation/depreciation on:
       Investments                          (33,623,348)          15,008,292
       Short positions                         (187,914)          (1,237,126)
                                           ------------         ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                   8,595,064           92,213,349

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  FROM NET REALIZED GAINS                   (78,975,452)         (74,684,260)
                                           ------------         ------------

DISTRIBUTIONS TO ADVISER CLASS
  SHAREHOLDERS FROM NET REALIZED GAINS       (4,568,769)             (61,597)
                                           ------------         ------------

NET INCREASE IN NET ASSETS FROM FUND
  SHARE TRANSACTIONS (NOTE 6)               162,527,974          123,084,994
                                           ------------         ------------

TOTAL INCREASE IN NET ASSETS                 87,578,817          140,552,486

NET ASSETS:
   Beginning of year                        489,709,394          349,156,908
                                           ------------         ------------
   End of year                             $577,288,211         $489,709,394
                                           ------------         ------------
                                           ------------         ------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING OF THE FUND THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH FINANCIAL STATEMENTS AND NOTES THERETO.

                                                                                      FOR THE                    FOR THE PERIOD
                                                                                     SIX MONTHS               SEPT. 21, 1999++<F2>
                                                                                       ENDED                        THROUGH
                                                                                      FEB. 28,                      AUG. 31,
                                                                                        2001                          2000
                                                                                   -------------                 -------------
                                                                                   ADVISER CLASS                 ADVISER CLASS
                                                                                   -------------                 -------------
                                                                                    (UNAUDITED)
NET ASSET VALUE - BEGINNING OF PERIOD                                                  $16.89                        $17.48
                                                                                       ------                        ------

INVESTMENT OPERATIONS:
   Net investment income (loss)                                                          0.041<F5>                     0.051<F5>
   Net realized and unrealized gain (loss) on investments                                0.33                          3.10
                                                                                       ------                        ------
       Total from investment operations                                                  0.37                          3.15
                                                                                       ------                        ------
DISTRIBUTIONS FROM NET REALIZED GAIN ON INVESTMENTS                                     (2.82)                        (3.74)
                                                                                       ------                        ------
NET ASSET VALUE - END OF PERIOD                                                        $14.44                        $16.89
                                                                                       ------                        ------
                                                                                       ------                        ------

TOTAL RETURN:++<F3>                                                                     2.54%                        25.17%

Ratios (to average net assets)/Supplemental Data:
   Expenses                                                                             1.42%*<F4>                    1.45%*<F4>
   Net investment income (loss)                                                         0.50%*<F4>                    0.34%*<F4>
   Interest expense and dividends on short positions                                       --                         0.00%*<F4>
Portfolio turnover rate2<F6>                                                           57.51%                       158.44%
Net assets at end of period (000 omitted)                                             $66,385                       $24,058

++<F2> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares. The Adviser Class first received assets on September 21, 1999.
++<F3> The total returns for the periods ending August 31,2000 and February 28, 2001 have not been annualized.
*<F4>   Annualized.
1<F5> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
2<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                              FOR THE                                                             FOR THE PERIOD
                                             SIX MONTHS     FOR THE       FOR THE      FOR THE       FOR THE    SEPT. 21, 1995+<F7>
                                               ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED        THROUGH
                                              FEB. 28,     AUG. 31,      AUG. 31,      AUG. 31,      AUG. 31,        AUG. 31,
                                                2001      2000++<F8>       1999          1998          1997            1996
                                              -------       -------       -------      -------       -------          -------
                                              CLASS C       CLASS C       CLASS C      CLASS C       CLASS C          CLASS C
                                              -------       -------       -------      -------       -------          -------
                                            (UNAUDITED)
NET ASSET VALUE - BEGINNING OF PERIOD          $16.77       $17.43        $10.88        $14.79        $11.21           $10.00
                                               ------       ------        ------        ------        ------           ------

INVESTMENT OPERATIONS:
   Net investment income (loss)                 (0.02)1<F11> (0.07)1<F11>  (0.11)1<F11>  (0.06)1<F11>  (0.05)           (0.07)
   Net realized and unrealized
     gain (loss) on investments                  0.33         3.15          7.31         (0.95)         4.66             1.29
                                               ------       ------        ------        ------        ------           ------
       Total from investment operations          0.31         3.08          7.20         (1.01)         4.61             1.22
                                               ------       ------        ------        ------        ------           ------
DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                           (2.82)       (3.74)        (0.65)        (2.90)        (1.03)           (0.01)
                                               ------       ------        ------        ------        ------           ------
NET ASSET VALUE - END OF PERIOD                $14.26       $16.77        $17.43        $10.88        $14.79           $11.21
                                               ------       ------        ------        ------        ------           ------
                                               ------       ------        ------        ------        ------           ------

TOTAL RETURN:++<F9>                             2.17%       24.64%        67.99%       (9.33)%        43.61%           12.22%

Ratios (to average net assets)/
  Supplemental Data:
   Expenses2<F12>                               2.17%*<F10>  2.20%         2.19%         2.25%         2.38%            2.43%*<F10>
   Net investment income (loss)               (0.25)%*<F10>(0.44)%       (0.74)%       (0.39)%       (0.45)%          (0.68)%*<F10>
   Interest expense and dividends
     on short positions                            --        0.00%         0.10%         0.00%            --               --
Portfolio turnover rate3<F13>                  57.51%      158.44%       179.33%       187.44%       164.92%          139.77%*<F10>
Net assets at end of
  period (000 omitted)                       $510,903     $465,652      $349,157      $204,323      $175,602         $109,005

+<F7>   Commencement of Operations.
++<F8> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares.
++<F9> Total returns do not reflect any deferred sales charge for Class C Shares. The total returns for the periods ending August 31, 1996 and February 28, 2001 have not been annualized.
*<F10>  Annualized.
1<F11> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
2<F12> The expense ratio excludes interest expense on equity swap contracts and dividends on short positions. The ratio including interest expense on equity swap contracts and dividends on short positions for the period ended August 31, 1999 was 2.29%.
3<F13> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware business trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

   The Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in
   Note 5. The Class C shares are subject to a contingent deferred sales charge ("CDSC") for redemptions made within 2 years of purchase, in accordance with the Fund's prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The maximum CDSC is 2.50% of the original purchase price for Class C shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

   Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

   Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

   Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. Generally, distributions are declared annually in December. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Investment income includes $37,764 of interest earned on receivables from brokers for proceeds on securities sold short.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the six months ended February 28, 2001, purchases and sales of investment securities (excluding securities sold short and short-term investments) aggregated as follows:

                    Purchases                   $390,667,067
                    Sales                        258,082,703

   The following balances for the Fund are as of February 28, 2001:

        Cost for       Net Tax Basis     Tax Basis Gross    Tax Basis Gross
     Federal Income      Unrealized        Unrealized         Unrealized
      Tax Purposes      Appreciation      Appreciation       Depreciation
     --------------    -------------     ---------------    ---------------
      $571,936,737      $17,773,672        $69,871,594       $(52,097,922)

   Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets.

4. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS. The Fund employs Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager") as the investment manager. Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the six months ended February 28, 2001, the Fund incurred investment management fees of $2,534,787.

   Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

5. SERVICE AND DISTRIBUTION PLANS. Olstein & Associates (the "Distributor") has entered into a distribution and underwriting agreement with the Fund dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund's average daily net assets of Class C and Adviser Class shares. For the six months ended February 28, 2001, fees accrued by the Fund pursuant to the 12b-1 Plans were $2,377,357 for Class C and $39,358 for Adviser Class Shares.

   During the six months ended February 28, 2001, the Fund paid total brokerage commissions of $534,581 to affiliated broker dealers in connection with purchases and sales of investment securities.

6. FUND SHARES. At February 28, 2001, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of each class of the Fund:

                                                             SIX MONTHS ENDED                           YEAR ENDED
                                                            FEBRUARY 28, 2001                        AUGUST 31, 2000
                                                       -----------------------------           -----------------------------
                                                                 CLASS C                                 CLASS C
                                                         SHARES             AMOUNT               SHARES             AMOUNT
                                                       ----------         ----------           ----------         ----------
   Shares sold                                          3,733,829        $ 56,069,647           4,415,311        $ 66,098,485
   Shares issued to shareholders in
     reinvestment of distributions                      5,479,005          76,651,283           5,797,480          73,338,117
   Shares redeemed                                     (1,152,596)        (18,098,122)         (2,473,080)        (37,893,945)
                                                       ----------        ------------          ----------        ------------
   Net increase                                         8,060,238        $114,622,808           7,739,711        $101,542,657
                                                                         ------------                            ------------
                                                                         ------------                            ------------

   SHARES OUTSTANDING:
   Beginning of period                                 27,767,527                              20,027,816
                                                       ----------                              ----------
   End of period                                       35,827,765                              27,767,527
                                                       ----------                              ----------
                                                       ----------                              ----------

                                                                                                      FOR THE PERIOD
                                                                                                 SEPTEMBER 21, 1999+<F14>
                                                             SIX MONTHS ENDED                            THROUGH
                                                            FEBRUARY 28, 2001                        AUGUST 31, 2000
                                                       -----------------------------           -----------------------------
                                                              ADVISER CLASS                           ADVISER CLASS
                                                         SHARES             AMOUNT               SHARES             AMOUNT
                                                       ----------         ----------           ----------         ----------
   Shares sold                                          3,004,988        $ 45,647,182           1,497,403        $ 22,682,932
   Shares issued to shareholders in
     reinvestment of distributions                        303,704           4,294,375               4,865              61,597
   Shares redeemed                                       (135,704)         (2,036,391)            (77,993)         (1,202,192)
                                                       ----------        ------------          ----------        ------------
   Net increase                                         3,172,988        $ 47,905,166           1,424,275        $ 21,542,337
                                                                         ------------                            ------------
                                                                         ------------                            ------------

   SHARES OUTSTANDING:
   Beginning of period                                  1,424,275                                      --
                                                       ----------                              ----------
   End of period                                        4,597,263                               1,424,275
                                                       ----------                              ----------
                                                       ----------                              ----------
   Total Net Increase                                                    $162,527,974                            $123,084,994
                                                                         ------------                            ------------
                                                                         ------------                            ------------

+<F14>   Commencement of Operations.

                                    TRUSTEES
                                    --------
                          Robert A. Olstein, Chairman
                                Neil C. Klarfeld
                                 Fred W. Lange
                                   John Lohr
                               D. Michael Murray
                                Erik K. Olstein
                                Lawrence K. Wein

                               INVESTMENT MANAGER
                               ------------------
                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                            Purchase, New York 10577

                                  DISTRIBUTOR
                                  -----------
                           Olstein & Associates, L.P.

                         ADMINISTRATOR, TRANSFER AGENT,
                            DIVIDEND PAYING AGENT &
                          SHAREHOLDER SERVICING AGENT
                          ---------------------------
                       Firstar Mutual Fund Services, LLC
                            615 East Michigan Street
                                  P.O. Box 701
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                   ---------
                               Firstar Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 LEGAL COUNSEL
                                 -------------
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                              INDEPENDENT AUDITORS
                              --------------------
                               Ernst & Young LLP
                            111 East Kilbourn Avenue
                              Milwaukee, WI 53202

   This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

                          TOLL FREE TELEPHONE NUMBER:
                                 (800) 799-2113